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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): SEPTEMBER 10, 1997
                                                         -----------------



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                       1-12672                   77-0404318
         --------                       -------                   ----------
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)



          4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



                                 (408) 983-1500
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     1.1 Underwriting Agreement dated September 10, 1997, between Bay Apartment Communities, Inc. (the "Company") and PaineWebber Incorporated and A.G. Edwards & Sons, Inc., relating to the sale of 2,645,000 shares of the Company's common stock, par value $.01 per share.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   BAY APARTMENT COMMUNITIES, INC.



Dated:  September 16, 1997         By: /s/ Jeffrey B. Van Horn
                                       ----------------------------------------
                                       Jeffrey B. Van Horn
                                       Vice President, Chief Financial Officer
                                       and Secretary




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